FINWARD BANCORP

A NASDAQ Traded Company
Symbol: FNWD
September 2023

Important Information

Forward-Looking Statements

This presentation may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Finward Bancorp ("FNWD"). For these statements, FNWD claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this communication should be considered in conjunction with the other information available about FNWD, including the information in the filings FNWD makes with the Securities and Exchange Commission ("SEC"). Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Forward-looking statements are typically identified by using words such as "anticipate," "estimate," "project," "intend," "plan," "believe," "will" and similar expressions in connection with any discussion of future operating or financial performance.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: current financial conditions within the banking industry, including the effects of recent failures of other financial institutions, liquidity levels, and responses by the Federal Reserve Board, Department of the Treasury, and the Federal Deposit Insurance Corporation to address these issues; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates, market liquidity, and capital markets, as well as the magnitude of such changes, which may reduce net interest margins; inflation; further deterioration in the market value of securities held in FNWD's investment securities portfolio, whether as a result of macroeconomic factors or otherwise; customer acceptance of FNWD's products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in FNWD's reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC's Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning matters attributable to FNWD or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, FNWD does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends.

Disclosures Regarding Non-GAAP Measures

This presentation refers to certain financial measures that are identified as non-GAAP. FNWD believes that these non-GAAP measures are helpful to investors to better understand FNWD's assets, earnings, and shareholders' equity at the date of this presentation. This supplemental information should not be considered in isolation or as a substitute for the related GAAP measures. See the attached table at the end of this presentation for a reconciliation of the non-GAAP measures identified herein and their most comparable GAAP measures.

Finward Outlook

✓ Track Record of Expanding the Peoples Bank Franchise

- Community-focused across desirable markets in Northwest Indiana and well-diversified into Chicagoland area
- Have grown the bank from $693 million to $2.2 billion in assets over the last 10 years (10.9% CAGR)
- Demonstrated successful acquisition and integration of five banks and thrifts since 2014
- Strong deposit and lending presence in core markets

✓ Internal Focus to Strengthen the Business

- Actively managing customer relationships to help improve asset quality
- Improving key productivity measures
- Leveraging Salesforce to improve customer acquisition
- Initial stages of deploying AI

✓ Positioned for Opportunities

- Management goal is to build capital and increase returns while positioning for different economic and interest rate outcomes going forward
- Evaluating opportunities to optimize the balance sheet, improve capital, and improve earnings quality

Overview of Finward Bancorp

Company Overview

- Finward serves as the holding company for Peoples Bank, a 113-year-old bank headquartered in Munster, Indiana
- Community bank with meaningful presence in the Chicago city market and Chicagoland suburban market
- Committed to our core values of **Stability, Integrity**, **Community** and **Excellence**
- Diversified into Illinois via three successfully integrated acquisitions
- Diversified fee income through mortgage, treasury, and wealth management segments

Branch Map


FNWD (26)
Peoples Bank
KEY:
MUNSTER

Primary Business Segments

Community Banking

- Indiana state-chartered commercial bank organized in 1910
- 26 full-service retail locations across Indiana and Illinois
- 16-person business banking team
- Full-service mortgage banking capabilities

Wealth Management

- Estate & retirement planning
- Corporate fiduciary business
- Advisory & brokerage
- IRA & Keogh accounts
- $387M of assets under care
- Continued growth in revenue

Financial Highlights

$ in Millions	2021	2022	Q1-23	Q2-23
Total Assets	$1,621	$2,070	$2,099	$2,161
Total Gross Loans	$967	$1,514	$1,521	$1,534
Total Deposits	$1,434	$1,775	$1,806	$1,795
Total Equity	$157	$136	$140	$137
NPAs / Assets	0.51%	0.94%	1.02%	0.62%
NCO / Avg Loans	-0.06%	-0.03%	-0.00%	-0.04%
NIM (FTE)[1]	3.51%	3.74%	3.23%	3.13%
ROAA	0.95%	0.74%	0.43%	0.45%
ROAE	9.61%	10.47%	6.42%	6.74%
Full Time Employees	263	304	295	283

FINWARD BANCORP

(1) Tax adjusted net interest margin (a non-GAAP measure)

Executive Management Team

	Officer	Years of Industry Experience	Year Started at Finward Bancorp	Position with Company
	Benjamin J. Bochnowski	13	2010	Chairman & Chief Executive Officer
	Robert T. Lowry	38	1985	Executive VP & Chief Operating Officer
	Todd M. Scheub	30	1996	Executive VP, Chief Revenue Officer & Peoples Bank President
	Peymon S. Torabi	20	2003	Executive VP & Chief Financial Officer
	David Kwait	12	2011	Senior VP & Chief Risk Officer
	Jill Washington	22	2021	Senior VP & Chief People Officer

- **Multi-generational leadership team with decades of combined experience working together**
- **Seasoned banking team with deep ties to core operating markets**
- **Culture of ownership, with incentives and stock guidelines to align performance and risk management**

FINWARD BANCORP

Corporate History



Total Organic
Acquired Assets
Asset CAGR - 10.9%
$693
$775
$737
$38
$865
$808
$57
$914
$927
$1,096
$146
$950
$1,328
$179
$1,149
$1,496
$1,621
$2,070
$543
$1,527
$2,161

2013
- Management transition began
- Ben Bochnowski named COO
- Danette Garza named a Director

2014
- Completed acquisition of First Federal Savings & Loan
- Ben Bochnowski named a Director
- Celebrated 30 years of being a publicly traded company

2015
- Ben Bochnowski named President
- Completed acquisition of Liberty Savings Bank

2016
- Ben Bochnowski added CEO title
- David A. Bochnowski named Executive Chairman
- Robert E. Johnson named a Director

2017
- Todd Scheub named EVP & Chief Banking Officer
- Company repositioning balance sheet and focused on regulatory and compliance work
- Launched new treasury management suite of services

2018
- Completed acquisition of First Personal, extending branch footprint into Illinois
- Celebrated crossing the $1.0 billion in total assets mark

2019
- Completed acquisition of AJS Bancorp, solidifying the Illinois footprint
- Incentive based compensation programs implemented

2020
- Announced key executive changes positioning our team for future growth
- Bank subsidiary converted from a savings bank to an Indiana-chartered commercial bank

2021
- Listed on NASDAQ
- Integrated Salesforce across platform
- Changed name to Finward Bancorp, reflecting growth and evolution of the Company
- Leadership enhancements (CCO and CPO)
- July 2021: Announced acquisition of Royal Financial, Inc., expanding Illinois footprint

2022
- January 2022: Completed acquisition of Royal Financial
- Appointed Anthony Puntillo as Lead Independent Director
- Todd Scheub named President of Peoples Bank

YTD
- Ben Bochnowski named Chairman of the Board
- David Kwait named Chief Risk Officer

Management Team Build Out | Acquisitions | Key Milestones

Note: Total assets as of December 31 for each period and June 30 for Q2-23.
Note: Dollars are in millions

FINWARD BANCORP

Net Interest Margin

Net Interest Margin ($ Millions)



Net interest income
Net interest margin - tax equivalent (1)
3.78%
3.84%
3.73%
3.23%
3.03%
$17.3
$17.5
$16.8
$14.7
$14.0
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23

Margin Outlook

- The tax-adjusted net interest margin (a non-GAAP measure) for the six months ended June 30, 2023, was 3.13%, compared to 3.63% for the six months ended June 30, 2022
- The decreased net interest margin is primarily the result of the increase in short-term interest rates relative to long-term interest rates
- While further federal funds rate increases may continue to constrain the margin in the near-term, the bank is actively evaluating various alternatives to limit further pressure while maintaining the benefits of securities portfolio valuation upside from potential rate cuts

Total Interest Income ($ Millions)



Total interest income
Total yield on earning assets
3.68%
3.88%
4.21%
4.22%
4.43%
$17.7
$18.5
$19.9
$20.1
$21.6
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23

Total Cost of Funds ($ Millions)



Total interest expense
Total cost of funds
0.09%
0.22%
0.65%
1.15%
1.57%
$0.4
$1.0
$3.1
$5.5
$7.6
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23

(1) Tax adjusted net interest margin (a non-GAAP measure, see reconciliation in the appendix of this presentation)

Funding

Total Interest-Bearing Liabilities ($ millions)


Total deposits
Borrowings and repurchase agreements
$25
$1,917
$78
$1,833
$136
$1,775
$128
$1,806
$196
$1,795
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23

Q2-22 Total Deposits


CDs, 20.7%
Non-Int Checking, 19.3%
Int Checking, 20.1%
Savings, 22.8%
Money Market, 17.1%

Q2-22 Total Deposits = $1,917

Q2-23 Total Deposits


CDs, 28.2%
Non-Int Checking, 17.6%
Int Checking, 19.5%
Savings, 18.9%
Money Market, 15.8%

Q2-23 Total Deposits = $1,795

Cost of Interest-Bearing Liabilities


Cost of repurchase agreements
Cost of borrowed funds
Cost of deposits
1.10%
2.52%
5.19%
4.74%
4.53%
0.46%
0.98%
2.06%
2.65%
3.78%
0.08%
0.19%
0.45%
0.92%
1.36%
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23

Funding and Available Borrowing Capacity

- Total deposits have grown $20 million during the six months ended June 30, 2023, however the deposit mix has been shifting from core funds to certificates of deposit
  - As of June 30, 2023, core deposits totaled $1.3 billion, compared to $1.4 billion on December 31, 2022, a decrease of $121.5 million
  - On June 30, 2023, balances for certificates of deposit totaled $504.7 million, compared to $363.1 million on December 31, 2022, an increase of $141.6 million
- The Bancorp has available liquidity of $693 million including borrowings capacity from the FHLB and Federal Reserve facilities
- As of June 30, 2023, 71% of deposits are fully FDIC insured, and another 9% are further backed by the Indiana Public Deposit Insurance Fund

Securities

Total Securities ($ millions)


Unrealized Gain/(Loss)
Securities Market Value
$473
$(73)
$400
$459
$(101)
$358
$455
$(84)
$371
$451
$(74)
$377
$447
$(79)
$368
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23

Q2-22 Securities


TPS, 0.3%
UST, 0.1%
US Agency, 2.0%
CMO, 10.1%
MBS, 27.4%
Munis, 60.1%

Q2-22 Total Securities = $400

Q2-23 Securities


TPS, 0.3%
UST, 0.0%
US Agency, 2.1%
CMO, 8.1%
MBS, 26.5%
Munis, 63.0%

Q2-23 Total Securities = $368

Yield on Securities


2.23%
2.30%
2.44%
2.39%
2.36%
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23

Unrealized Losses on the Securities Portfolio

- Excluding Community Reinvestment Act investments, the bank has not purchased additional securities since June 30, 2022
- Management is actively monitoring the securities portfolio for opportunities to reposition where possible and free up liquidity
- The bank continues to maintain the entire portfolio as available for sale to provide maximum transparency and flexibility
- Accumulated other comprehensive losses were $60.2 million as of June 30, 2023, compared to $64.3 million on December 31, 2022, a decrease of $4.1 million

Total Loans

Total Loans ($ millions)


$1,469
$1,496
$1,509
$1,516
$1,530
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23

Q2-22 Total Loans


Cons & Other, 3%
Commercial RE, 29%
Multifamily, 17%
Residential RE, 34%
C&D, 10%
C&I, 7%

Q2-22 Total Loans = $1,469

Q2-23 Total Loans


Cons & Other, 3%
Commercial RE, 33%
Multifamily, 16%
Residential RE, 34%
C&D, 8%
C&I, 6%

Q2-23 Total Loans = $1,530

Yield on Loans


4.18%
4.34%
4.66%
4.67%
4.91%
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23

Organic Loan Growth

- The Bank's aggregate loan portfolio totaled $1.53 billion on June 30, 2023, compared to $1.51 billion on December 31, 2022, an increase of $20.5 million or 1.4%
- During the six months ended June 30, 2023, the Bank originated $136.9 million in new commercial loans, compared to $196.9 million during the six months ended June 30, 2022

Gain on Sale of Loans

- Lack of existing housing inventory and increases in mortgage rates have slowed the sale of fixed rate mortgage loans into the secondary market
- Gains from the sale of loans for the six months ended June 30, 2023, totaled $537 thousand, down from $898 thousand for the six months ended June 30, 2022

Commercial Loans

Strong Commercial Loan Portfolio

- Well diversified commercial loan portfolio
- Less than 1% of multifamily is non-performing
- Non-performing multifamily loans as a percentage of total multifamily loans is 0.60% as of June 30, 2023, compared to 2.81% as of December 31, 2022

CRE Owner Occupied ($215.9 Million)


Retail Trade, 16.5%
Health Care and Social Assistance, 14.1%
Accommodation and Food Services, 12.7%
Other Services (except Public Administration), 10.9%
Construction, 8.4%
Wholesale Trade, 7.6%
Transportation and Warehousing, 5.8%
Professional, Scientific, and Technical Services, 5.3%
Other Real Estate and Rental and Leasing, 4.4%
Manufacturing, 4.2%
Lessors of Office Properties, 1.6%
Finance and Insurance, 1.2%
Other, 7.3%

CRE Non-Owner Occupied ($526.5 Million)


Lessors of Residential Buildings and Dwellings (Multifamily), 46.0%
Lessors of Strip Centers, 22.3%
Accommodation and Food Services, 9.1%
Lessors of Office Properties, 7.5%
Lessors of Industrial Properties, 7.2%
Lessors of Special Use, 2.4%
Other Real Estate and Rental and Leasing, 1.7%
Lessor's of Big Box Retail, 1.6%
Lessors of Miniwarehouses and Self-Storage Units, 1.6%
Health Care and Social Assistance, 0.6%

Commercial & Industrial ($95.8 Million)


Other, 26.5%
Contractors, 11.8%
Health Care and Social Assistance, 11.3%
Finance and Insurance, 10.1%
Other Services (except Public Administration), 8.9%
Manufacturing, 8.0%
Transportation and Warehousing, 6.8%
Retail Trade, 5.8%
Other Real Estate and Rental and Leasing, 3.9%
Accommodation and Food Services, 3.8%
Wholesale Trade, 3.1%

FINWARD BANCORP

Asset Quality

CECL Impact

- On January 1, 2023, the Bancorp adopted ASU No. 2016-13 resulting in an implementation entry of $8.3 million, increasing the allowance for credit loss (ACL) by $5.2 million and unfunded commitment liability of $3.1 million, and also resulting in retained earnings decreasing $6.1 million and generating a deferred tax asset of $2.2 million
- The majority of the implementation entry is related to including acquired loan portfolios in the model and the addition of using economic forecasts in estimating future losses
- In addition, $1.0 million of non-accretable credit loan discounts on purchase credit impaired loans now classified as purchase credit deteriorated were reallocated to the ACL

Non-Performing Assets and ACL Coverage

- At June 30, 2023, non-performing loans totaled $12.3 million, compared to $18.4 million at December 31, 2022, a decrease of $6.1 million or 32.9%
- The Bank's ratio of non-performing loans to total loans was 0.80% at June 30, 2023, compared to 1.21% at December 31, 2022 due to sales or refinancing of collateral
- As of June 30, 2023, the Bank owns nine out of market participation loans totaling $20.3 million that are all performing as expected

NPL / Total Loans


0.68%
0.73%
1.21%
1.36%
0.80%
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23

ACL / NPL


133.78%
122.64%
70.18%
96.15%
158.26%
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23

ACL / Loans Outstanding


0.91%
0.89%
0.85%
1.29%
1.27%
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23

Diversified Sources of Fee Income

Non-Interest Income Business



Fees and Service Charges
Wealth Management
Gain on Sale of Loans
Other
$3.0
$0.5
$0.3
$0.6
$1.6
$2.6
$0.3
$0.3
$0.4
$1.6
$2.8
$0.4
$0.1
$0.5
$1.8
$2.6
$0.4
$0.3
$0.6
$1.3
$3.0
$0.3
$0.3
$0.6
$1.8
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23

NII Breakout Prior YTD



Other, 7.5%
GOS of Securities, 10.6%
GOS of Loans, 14.7%
Wealth Management, 19.8%
Fees and Service Charges, 47.4%

Prior YTD Non-Interest Income = $6.0 Million

NII Breakout 2023 YTD



Other, 12.3%
GOS of Loans, 9.6%
Wealth Management, 22.1%
Fees and Service Charges, 56.0%

2023 YTD Non-Interest Income = $5.6 Million

Wealth Management (Assets Under Management)



$328
$330
$361
$390
$387
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23

Non-Interest Income Business

- Mortgage banking, service income, wealth management, swap fee, and other noninterest income streams have grown organically
- During the six months ended June 30, 2023, the Bank grew fees and service charges by $279 thousand, or 9.7%, compared to the six months ended June 30, 2023
- During the six months ended June 30, 2023, the Bank developed two new wealth management relationships leading to a $34 million increase in assets under management
- Lack of existing housing inventory and increase in mortgage rates have slowed the sale of fixed rate mortgage loans into the secondary market

FINWARD BANCORP

Note: All dollar ($) figures in millions

Focused Expense Management

Total Branches


Deposits per Branch (000's)
Total Branches
22
21
26
26
26
$59,197
$68,295
$68,270
$69,466
$69,044
2020
2021
2022
Q1-23
Q2-23

Non-Interest Expense Ratio


Total noninterest expense
NIE / avg assets
2.91%
2.90%
3.07%
2.75%
2.66%
$15.2
$15.0
$15.6
$14.2
$14.0
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23

Average Assets to FTE


$6,683
$6,611
$6,695
$7,008
$7,437
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23

Focused Expense Management

- During the six months ended June 30, 2023, the Bank sold two branches held for sale, resulting in a gain of $276 thousand
- Each branch closure and sale is expected to result in approximately $250 thousand in operational expense reduction, excluding personnel expenses
- All cost reduction goals associated with the acquisition of Royal have been achieved and fully integrated
- Management continues to look for efficiency in personnel and has netted a reduction of 21 full time equivalents, or 7%, through the six months ended June 30, 2023

FINWARD BANCORP

Capital Levels

Tangible Book Value per Diluted Share


Tangible book value per diluted share
Tangible book value per diluted share adjusted for AOCI (1)
$38.69
$25.24
$39.57
$20.99
$40.36
$25.41
$39.23
$26.24
$39.62
$25.64
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23

Tier 1 Bank Capital


7.39%
7.55%
7.65%
7.65%
7.58%
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23

Tangible Common Equity to Total Assets


Tangible common equity to total assets
Tangible common equity to total assets adjusted for AOCI (1)
7.91%
5.16%
8.28%
4.39%
8.38%
5.27%
8.05%
5.38%
7.89%
5.11%
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23

Capital Adequacy

- As of June 30, 2023, the Bank's tier 1 capital to adjusted average assets ratio totaled 7.6%, which is within all regulatory capital requirements, and continues to be considered well capitalized
- Tangible common equity to total assets was 5.11% on June 30, 2023, down from 5.27% as of December 31, 2022
- The decrease in tangible common equity to total assets and the bank-level Tier 1 capital was primarily the result of growth in average assets
- Management continues to evaluate various alternatives to better optimize the balance sheet and capital levels

(1) Tangible book value per diluted share adjusted for AOCI (a non-GAAP measure, see reconciliation in the appendix of this presentation)

THANK YOU

FINWARD
BANCORP

APPENDIX

FINWARD
BANCORP

Non-GAAP Reconciliation

Table 1 - Reconciliation of the Non-GAAP Performance Measures

(Dollars in thousands) *(unaudited)*	Three Months Ended, June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	Six Months Ended June 30, 2023	June 30, 2022
Calculation of tangible common equity							
Total stockholder's equity	$ 136,750	$ 139,736	$ 136,393	$ 118,023	$ 136,654	$ 136,750	$ 136,654
Goodwill	(22,395)	(22,395)	(22,395)	(22,615)	(22,615)	(22,395)	(22,615)
Other intangibles	(4,015)	(4,402)	(4,794)	(5,188)	(5,588)	(4,015)	(5,588)
Tangible common equity	$ 110,340	$ 112,939	$ 109,204	$ 90,220	$ 108,451	$ 110,340	$ 108,451
Calculation of tangible common equity adjusted for accumulated other comprehensive loss (income)							
Tangible common equity	$ 110,340	$ 112,939	$ 109,204	$ 90,220	$ 108,451	$ 110,340	$ 108,451
Accumulated other comprehensive loss (income)	60,185	55,895	64,300	79,839	57,781	60,185	57,781
Tangible common equity adjusted for accumulated other comprehensive loss (income)	$ 170,525	$ 168,834	$ 173,504	$ 170,059	$ 166,232	$ 170,525	$ 166,232
Calculation of tangible book value per share							
Tangible common equity	$ 110,340	$ 112,939	$ 109,204	$ 90,220	$ 108,451	$ 110,340	$ 108,451
Shares outstanding	4,303,766	4,304,026	4,298,401	4,297,900	4,296,949	4,303,766	4,296,949
Tangible book value per diluted share	$ 25.64	$ 26.24	$ 25.41	$ 20.99	$ 25.24	$ 25.64	$ 25.24
Calculation of tangible book value per diluted share adjusted for accumulated other comprehensive loss (income)							
Tangible common equity adjusted for accumulated other comprehensive loss (income)	$ 170,525	$ 168,834	$ 173,504	$ 170,059	$ 166,232	$ 170,525	$ 166,232
Diluted average common shares outstanding	4,303,766	4,304,026	4,298,401	4,297,900	4,296,949	4,303,766	4,296,949
Tangible book value per diluted share adjusted for accumulated other comprehensive loss (income)	$ 39.62	$ 39.23	$ 40.36	$ 39.57	$ 38.69	$ 39.62	$ 38.69
Calculation of tangible common equity to total assets							
Tangible common equity	$ 110,340	$ 112,939	$ 109,204	$ 90,220	$ 108,451	$ 110,340	$ 108,451
Total assets	2,161,218	2,098,592	2,070,339	2,052,986	2,101,485	2,134,808	2,101,485
Tangible common equity to total assets	5.11%	5.38%	5.27%	4.39%	5.16%	5.17%	5.16%
Calculation of tangible common equity to total assets							
Tangible common equity adjusted for accumulated other comprehensive loss (income)	$ 170,525	$ 168,834	$ 173,504	$ 170,059	$ 166,232	$ 170,525	$ 166,232
Total assets	2,161,218	2,098,592	2,070,339	2,052,986	2,101,485	2,161,218	2,101,485
Tangible common equity to total assets adjusted for accumulated other comprehensive loss (income)	7.89%	8.05%	8.38%	8.28%	7.91%	7.89%	7.91%
Calculation of tax adjusted net interest margin							
Net interest income	$ 14,039	$ 14,668	$ 16,809	$ 17,507	$ 17,298	$ 28,707	$ 32,833
Tax adjusted interest on securities and loans	748	756	791	817	930	1,504	1,896
Adjusted net interest income	14,787	15,424	17,600	18,324	18,228	30,211	34,729
Total average earning assets	1,950,774	1,908,647	1,886,596	1,910,722	1,927,664	1,929,826	1,874,835
Tax adjusted net interest margin	3.03%	3.23%	3.73%	3.84%	3.78%	3.13%	3.70%
Efficiency ratio							
Total non-interest expense	$ 13,995	$ 14,227	$ 15,645	$ 15,010	$ 15,176	$ 28,222	$ 31,445
Total revenue	17,045	17,276	19,648	20,137	20,194	34,321	38,873
Efficiency ratio	82.11%	82.35%	79.63%	74.54%	75.15%	82.23%	80.89%